Exhibit 99.1

AMCON Distributing Company Reports Results for the Quarter Ended June 30, 2020

OMAHA, Neb.--(BUSINESS WIRE)--July 20, 2020--AMCON Distributing Company (“AMCON”) (NYSE American: DIT), an Omaha, Nebraska based consumer products company is pleased to announce fully diluted earnings per share of $2.77 on net income available to common shareholders of $1.6 million for its third fiscal quarter ended June 30, 2020.

“AMCON continues to fulfill our role as an essential service provider and a key component of the United States supply chain as a distributor to convenience stores, truck stops, and rural grocery stores. In addition, our retail health food segment provides nutritional supplements that are an important component of health, wellness and immunity support,” said Christopher H. Atayan, AMCON’s Chairman and Chief Executive Officer. “We continue to be focused on our long-term strategic plan and are actively seeking acquisitions and other opportunities to expand the enterprise.”

“Our management team and associates have worked around the clock to secure product and position the organizational and operational assets that are at the foundation of our philosophy as a customer focused service organization. We have many long-term relationships with our key vendors which enabled us to navigate a challenging operational environment and minimize disruptions from the pandemic,” said Andrew C. Plummer, AMCON’s President and Chief Operating Officer. Mr. Plummer added, “We were pleased to close June 30, 2020 with shareholders’ equity of $64.0 million and consolidated debt of $59.6 million.”

The wholesale distribution segment reported revenues of $385.3 million and operating income of $4.4 million for the third quarter of fiscal 2020. The retail health food segment reported revenues of $11.5 million and an operating loss of $0.2 million for the third quarter of fiscal 2020.

AMCON is a leading wholesale distributor of consumer products, including beverages, candy, tobacco, groceries, foodservice, frozen and chilled foods, and health and beauty care products with locations in Illinois, Missouri, Nebraska, North Dakota, South Dakota and Tennessee. AMCON’s Healthy Edge Retail Group also operates twenty-one (21) health and natural product retail stores in the Midwest and Florida. The retail stores operate under the names Akin’s Natural Foods www.akins.com in its Midwest market, and Chamberlin's Natural Foods www.chamberlins.com and Earth Origins Market www.earthoriginsmarket.com in its Florida market.

This news release contains forward-looking statements that are subject to risks and uncertainties and which reflect management's current beliefs and estimates of future economic circumstances, industry conditions, Company performance and financial results. A number of factors could affect the future results of the Company and could cause those results to differ materially from those expressed in the Company's forward-looking statements including, without limitation, availability of sufficient cash resources to conduct its business and meet its capital expenditures needs and the other factors described under Item 1.A. of the Company’s Annual Report on Form 10-K. Moreover, past financial performance should not be considered a reliable indicator of future performance. Accordingly, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 with respect to all such forward-looking statements.

Visit AMCON Distributing Company's web site at: www.amcon.com

AMCON Distributing Company and Subsidiaries Condensed Consolidated Balance Sheets June 30, 2020 and September 30, 2019

	June	September
	2020	2019
	(Unaudited)
ASSETS
Current assets:
Cash	$596,564	$337,704
Accounts receivable, less allowance for doubtful accounts of $1.2 million at June 2020 and $0.9 million at September 2019	33,626,042	24,665,620
Inventories, net	82,009,219	102,343,517
Income taxes receivable	—	350,378
Prepaid and other current assets	7,259,528	7,148,459
Total current assets	123,491,353	134,845,678

Property and equipment, net	18,236,033	17,655,415
Operating lease right-of-use assets, net	19,705,044	—
Note receivable	3,500,000	—
Goodwill	4,436,950	4,436,950
Other intangible assets, net	500,000	500,000
Equity method investment	6,648,666	—
Other assets	399,943	273,579
Total assets	$176,917,989	$157,711,622

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$20,719,129	$18,647,572
Accrued expenses	7,067,083	8,577,972
Accrued wages, salaries and bonuses	2,968,148	3,828,847
Income taxes payable	480,649	—
Current operating lease liabilities	5,486,963	—
Current maturities of long-term debt	546,657	532,747
Total current liabilities	37,268,629	31,587,138

Credit facility	56,384,002	60,376,714
Deferred income tax liability, net	1,820,511	1,823,373
Long-term operating lease liabilities	14,578,728	—
Long-term debt, less current maturities	2,713,798	3,125,644
Other long-term liabilities	167,755	42,011

Shareholders’ equity:
Preferred stock, $.01 par value, 1,000,000 shares authorized	—	—
Common stock, $.01 par value, 3,000,000 shares authorized, 564,878 shares outstanding at June 2020 and 552,614 shares outstanding at September 2019	8,697	8,561
Additional paid-in capital	24,250,873	23,165,639
Retained earnings	68,657,375	66,414,397
Treasury stock at cost	(28,932,379)	(28,831,855)
Total shareholders’ equity	63,984,566	60,756,742
Total liabilities and shareholders’ equity	$176,917,989	$157,711,622

AMCON Distributing Company and Subsidiaries Condensed Consolidated Unaudited Statements of Operations for the three and nine months ended June 30, 2020 and 2019

	For the three months ended June		For the nine months ended June
	2020	2019	2020	2019
Sales (including excise taxes of $103.6 million and $98.0 million, and $285.1 million and $274.0 million, respectively)	$396,854,324	$369,981,516	$1,094,841,943	$1,025,431,309
Cost of sales	375,202,044	349,455,624	1,031,651,499	963,683,859
Gross profit	21,652,280	20,525,892	63,190,444	61,747,450
Selling, general and administrative expenses	18,377,641	18,513,048	55,843,266	53,861,943
Depreciation and amortization	801,683	620,142	2,318,045	1,869,378
	19,179,324	19,133,190	58,161,311	55,731,321
Operating income	2,472,956	1,392,702	5,029,133	6,016,129

Other expense (income):
Interest expense	461,581	381,469	1,321,267	1,100,995
Other (income), net	(42,525)	(15,446)	(79,222)	(55,081)
	419,056	366,023	1,242,045	1,045,914
Income from operations before income taxes	2,053,900	1,026,679	3,787,088	4,970,215
Income tax expense	586,000	361,000	1,168,000	1,536,000
Equity method investment earnings, net of tax	111,666	—	111,666	—
Net income available to common shareholders	$1,579,566	$665,679	$2,730,754	$3,434,215

Basic earnings per share available to common shareholders	$2.79	$1.12	$4.84	$5.65
Diluted earnings per share available to common shareholders	$2.77	$1.10	$4.79	$5.56

Basic weighted average shares outstanding	565,483	592,768	564,578	607,505
Diluted weighted average shares outstanding	569,902	606,278	569,873	617,887

Dividends declared and paid per common share	$0.18	$0.18	$0.82	$0.82

AMCON Distributing Company and Subsidiaries Condensed Consolidated Unaudited Statements of Shareholders’ Equity for the three and nine months ended June 30, 2020 and 2019

					Additional
	Common Stock		Treasury Stock		Paid-in	Retained
	Shares	Amount	Shares	Amount	Capital	Earnings	Total
THREE MONTHS ENDED JUNE 2019
Balance, April 1, 2019	856,039	$8,561	(263,271)	$(24,511,598)	$23,148,372	$66,203,466	$64,848,801
Dividends on common stock, $0.18 per share	—	—	—	—	—	(111,766)	(111,766)
Compensation expense and issuance of stock in connection with equity-based awards	—	—	—	—	36,801	—	36,801
Repurchase of common stock	—	—	(1)	(141)	—	—	(141)
Net income	—	—	—	—	—	665,679	675,679
Balance, June 30, 2019	856,039	$8,561	(263,272)	$(24,511,739)	$23,185,173	$66,757,379	$65,439,374

THREE MONTHS ENDED JUNE 2020
Balance, April 1, 2020	869,367	$8,692	(303,841)	$(28,863,654)	$24,224,145	$67,184,900	$62,554,083
Dividends on common stock, $0.18 per share	—	—	—	—	—	(107,091)	(107,091)
Compensation expense and issuance of stock in connection with equity-based awards	500	5	—	—	26,728	—	26,733
Repurchase of common stock	—	—	(1,148)	(68,725)	—	—	(68,725)
Net income	—	—	—	—	—	1,579,566	1,579,566
Balance, June 30, 2020	869,867	$8,697	(304,989)	$(28,932,379)	$24,250,873	$68,657,375	$63,984,566

					Additional
	Common Stock		Treasury Stock		Paid-in	Retained
	Shares	Amount	Shares	Amount	Capital	Earnings	Total
NINE MONTHS ENDED JUNE 2019
Balance, October 1, 2018	844,089	$8,441	(228,312)	$(21,324,752)	$22,069,098	$63,848,030	$64,600,817
Dividends on common stock, $0.82 per share	—	—	—	—	—	(524,866)	(524,866)
Compensation expense and issuance of stock in connection with equity-based awards	11,950	120	—	—	1,116,075	—	1,116,195
Repurchase of common stock	—	—	(34,960)	(3,186,987)	—	—	(3,186,987)
Net income	—	—	—	—	—	3,434,215	3,434,215
Balance, June 30, 2019	856,039	$8,561	(263,272)	$(24,511,739)	$23,185,173	$66,757,379	$65,439,374

NINE MONTHS ENDED JUNE 2020
Balance, October 1, 2019	856,039	$8,561	(303,425)	$(28,831,855)	$23,165,639	$66,414,397	$60,756,742
Dividends on common stock, $0.82 per share	—	—	—	—	—	(487,776)	(487,776)
Compensation expense and issuance of stock in connection with equity-based awards	13,828	136	—	—	1,085,234	—	1,058,370
Repurchase of common stock	—	—	(1,564)	(100,524)	—	—	(100,524)
Net income	—	—	—	—	—	2,730,754	2,730,754
Balance, June 30, 2020	869,867	$8,697	(304,989)	$(28,932,379)	$24,250,873	$68,657,375	$63,984,566

AMCON Distributing Company and Subsidiaries Condensed Consolidated Unaudited Statements of Cash Flows for the nine months ended June 30, 2020 and 2019

	June	June
	2020	2019
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$2,730,754	$3,434,215
Adjustments to reconcile net income from operations to net cash flows from (used in) operating activities:
Depreciation	2,318,045	1,827,711
Amortization	—	41,667
Equity method investment earnings, net of income tax	(111,666)	—
Loss (gain) on sales of property and equipment	17,042	(15,376)
Equity-based compensation	765,704	1,035,128
Deferred income taxes	(2,862)	112,439
Provision for losses on doubtful accounts	349,000	179,000
Inventory allowance	182,218	454,357

Changes in assets and liabilities:
Accounts receivable	(9,309,422)	(3,209,941)
Inventories	20,152,080	11,468,718
Prepaid and other current assets	(373,414)	(5,698,021)
Other assets	(126,364)	19,712
Accounts payable	2,040,386	2,485,721
Accrued expenses and accrued wages, salaries and bonuses	(1,424,472)	(1,460,935)
Other long-term liabilities	125,744	2,967
Income taxes payable and receivable	794,027	157,836
Net cash flows from (used in) operating activities	18,126,800	10,835,198

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(2,901,134)	(3,385,977)
Proceeds from sales of property and equipment	16,600	56,200
Investment in equity method investee	(6,500,000)	—
Issuance of note receivable	(3,500,000)	—
Net cash flows from (used in) investing activities	(12,884,534)	(3,329,777)

CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowings under revolving credit facility	1,083,878,207	1,022,309,940
Repayments under revolving credit facility	(1,087,870,919)	(1,025,624,006)
Principal payments on long-term debt	(397,936)	(686,139)
Proceeds from exercise of stock options	25,750	—
Repurchase of common stock	(100,524)	(3,186,987)
Dividends on common stock	(487,776)	(524,866)
Settlement and withholdings of equity-based awards	(30,208)	—
Net cash flows from (used in) financing activities	(4,983,406)	(7,712,058)
Net change in cash	258,860	(206,637)
Cash, beginning of period	337,704	520,644
Cash, end of period	$596,564	$314,007

Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$1,387,381	$1,140,562
Cash paid during the period for income taxes	376,835	1,265,725

Supplemental disclosure of non-cash information:
Equipment acquisitions classified in accounts payable	$100,424	$91,838
Issuance of common stock in connection with the vesting and exercise of equity-based awards	990,653	1,005,792

Contacts

Christopher H. Atayan
AMCON Distributing Company
Ph 402-331-3727